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                                                                Exhibit 10.8

                             FIRST AMENDMENT TO
             ANHEUSER-BUSCH GLOBAL EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Anheuser-Busch Companies, Inc. (the "Company") is the sponsor of a certain employee stock purchase plan, known as the Anheuser-Busch Global Employee Stock Purchase Plan (the "Plan"), designed to permit employees of Anheuser-Busch Companies, Inc. and its subsidiaries who are not resident in the United States and are not eligible to participate in the Company's tax-qualified 401(k) plans to purchase Company stock; and

WHEREAS, the Company reserved to itself the right to amend the Plan by action of its Vice President, Employee Benefits in Section 18 of the Plan; and

WHEREAS, the following amendment to the Plan was approved by the Company's
         Vice President, Employee Benefits, on April 1, 2003, effective immediately.

NOW, THEREFORE, the Plan is hereby amended by deleting paragraph (a) from
         Section 3 and substituting the following therefor:

    3.  Participation.
        -------------

         a) From the Effective Date of the Plan through March 31, 2003, an Eligible Employee shall become eligible to become a Participant as of March 1 following his or her first day of employment; provided that all Eligible Employees on the regular payroll for a particular location on the fifteenth
             (15th) day of the calendar month preceding inception of the Plan in that location shall be eligible to become Participants at inception of the Plan in that location. From and after April 1, 2003, an Eligible Employee shall become eligible to become a Participant as of March 1 coincident with or following his or her first day of employment.

The remaining provisions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this instrument on behalf of the Company this 20th day of February, 2004, effective as of April 1, 2003.

                       ANHEUSER-BUSCH COMPANIES, INC.

                       By: /s/ John T. Farrell
                          ---------------------------------
                          John T. Farrell
                          Vice President, Employee Benefits